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                                                                    EXHIBIT 10.1

                                                             [Execution Version]

            TWENTY-FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
            -----------------------------------------------------

        THIS TWENTY-FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of April 21, 2003, is entered into by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), THE COMPANY STORE FACTORY, INC., a Delaware corporation ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation ("TCS Office"), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC"), KEYSTONE INTERNET SERVICES, LLC, a Delaware limited liability company ("KIS LLC"), and THE COMPANY STORE GROUP, LLC, a Delaware limited liability company ("CSG LLC"; and, together with Brawn, GBM, Gump's, Hanover Realty, TCS Factory, TCS Office, Silhouettes LLC, HCS LLC, Domestications LLC and KIS LLC, collectively, "Borrowers" and each, individually, a "Borrower"), HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG LLC"), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company ("Clearance World"), SCANDIA DOWN, LLC, a Delaware limited liability company ("Scandia Down LLC"), LACROSSE FULFILLMENT, LLC, a Delaware limited liability company ("LaCrosse LLC"), D.M. ADVERTISING, LLC, a Delaware limited liability company ("DM Advertising LLC"), AMERICAN DOWN & TEXTILE, LLC, a Delaware limited liability company ("ADT LLC"), and HANOVER GIFTS, INC., a Virginia corporation ("Hanover Gifts"; and, together with Hanover, HHFG LLC, Clearance World, Scandia Down LLC, LaCrosse LLC, DM Advertising LLC and ADT LLC, collectively, "Guarantors" and each, individually, a "Guarantor").


                             W I T N E S S E T H:
                             --------------------

        WHEREAS, Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment

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to Loan and Security Agreement, dated as of October 31, 1997, the Eleventh
Amendment to Loan and Security Agreement, dated as of March 25, 1998, the Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Thirteenth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Fourteenth Amendment to Loan and Security Agreement, dated as of February 28, 2000, the Fifteenth Amendment to Loan and Security Agreement, dated as of March 24, 2000, the Sixteenth Amendment to Loan and Security Agreement, dated as of August 8, 2000, the Seventeenth Amendment to Loan and Security Agreement, dated as of January 5, 2001, the Eighteenth Amendment to Loan and Security Agreement, dated as of November 12, 2001, the Nineteenth Amendment to Loan and Security Agreement, dated as of December 18, 2001, the Twentieth Amendment to Loan and Security Agreement, dated as of March 5, 2002, the Twenty-First Amendment to Loan and Security Agreement, dated as of March 21, 2002, the Twenty-Second Amendment to Loan and Security Agreement, dated as of August 16, 2002, the Twenty-Third Amendment to Loan and Security Agreement, dated as of December 27, 2002, and the Twenty-Fourth Amendment to Loan and Security Agreement, dated as of February 27, 2003 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers;

        WHEREAS, Borrowers and Guarantors have requested that Lender amend the Loan Agreement to allow the Chief Financial Officer or the Corporate Controller of Hanover to certify that the financial statements required to be delivered to Lender under Section 6.18 of the Loan Agreement; and

        WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments, subject to the terms and conditions and to the extent set forth herein;

        NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. Definitions. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

        2.      Financial Statements and Other Information.

                (a) The last sentence of Section 6.18(a)(ii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                "The foregoing financial statements shall be certified to comply with this Section 6.18 by the Chief Financial Officer or Corporate Controller of Hanover, subject to normal year-end adjustments."

                (b) The last sentence of Section 6.18(a)(iii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                "All such statements in Sections 6.18(a)(iii)(A) and
                (B) shall be certified to comply with this Section by the Chief Financial Officer

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                or Corporate Controller of Hanover, subject to
                normal year-end adjustments."

                (c) The introductory clause in Section 6.18(a)(v) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                "Simultaneously with the delivery of each of the annual audited and quarterly and monthly unaudited financial statements as set forth herein, Lender shall receive a certificate of the Chief Financial Officer or Corporate Controller of Hanover, subject to normal year-end adjustments:"

                (d) Section 6.18 of the Loan Agreement is hereby amended by adding a new Section 6.18(g) immediately after Section 6.18(f) as follows:

                Each of Borrowers and Hanover and each of the other Guarantors hereby represents, warrants and covenants with, to and in favor of Lender that (i) Hanover is authorized to prepare on behalf of its Subsidiaries all financial and other information of its Subsidiaries (including, without limitation, Borrowers and the other Guarantors) required to be delivered to Lender pursuant to this Section 6.18 and (ii) the Chief Financial Officer and the Corporate Controller of Hanover are duly authorized to make the certifications to Lender on behalf of Borrowers and Guarantors in connection with the delivery of such financial and other information pursuant to this Section
                6.18 or otherwise. Borrowers and Guarantors are and shall remain, jointly and severally, individually and collectively, responsible, liable and obligated to Lender for any inaccurate, untrue or incorrect statement with respect to the information and statements made in connection with the information or certificates delivered to Lender pursuant to this Section 6.18 or otherwise."

        3. Representations, Warranties and Covenants. Each Borrower and Guarantor represents, warrants and covenants with, to and in favor of Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with, each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

                (a) This Amendment and each other agreement or instrument to be executed and delivered by Borrowers or Guarantors hereunder have been duly authorized, executed and delivered by all necessary action on the part of Borrowers and Guarantors which are a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers or Guarantors, as the case may be, contained herein and therein constitute legal, valid and

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binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

                (b) No action of, or filing with, or consent of any governmental or public body or authority, and no approval or consent of any other party, including, without limitation, Richemont is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

                (c) All of the representations and warranties set forth in the Loan Agreement, as amended hereby, and the other Financing Agreements are true and correct in all material respects, after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

                (d) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

        4. Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

                (a) Lender shall have received, in form and substance satisfactory to Lender, a photocopy of an executed original or executed original counterparts of this Amendment by facsimile (with the originals to be delivered within five (5) Banking Days after the date hereof), as the case may be, duly authorized, executed and delivered by each Borrower and Guarantor; and

                (b) each Borrower and Guarantor shall deliver, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, including without limitation Richemont, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender.

        5. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing
Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date of this Amendment. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

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        6.      Further Assurances.  Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

        7. Governing Law. The validity, interpretation and enforcement of this Amendment in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York, without regard to any principle of conflict of laws or other rule of law that would result in the application of the law of any jurisdiction other than the State of New York.

        8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

        9. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

                                        CONGRESS FINANCIAL CORPORATION

                                        By: /s/ Eric Sturz
                                           ---------------------------

                                        Title: AVP
                                              ------------------------

                                        BRAWN OF CALIFORNIA, INC.

                                        By:  /s/ Steven Seymour
                                        Name:    Steven Seymour

                                        Title:   President


                                        GUMP'S BY MAIL, INC.


                                        By:  /s/ Jed Pogran
                                        Name:    Jed Pogran

                                        Title:   President


                                        GUMP'S CORP.

                                        By:  /s/ Jed Pogran
                                        Name:    Jed Pogran

                                        Title:   President


                                        HANOVER REALTY, INC.

                                        By:  /s/ Doug Mitchell
                                        Name:    Doug Mitchell

                                        Title:   President


                                        THE COMPANY STORE FACTORY, INC.

                                        By:  /s/ David Pipkorn
                                        Name:    David Pipkorn

                                        Title:   President


                   [SIGNATURES CONTINUE ON FOLLOWING PAGE]


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                  [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                        THE COMPANY OFFICE, INC.

                                        By: /s/ David Pipkorn
                                        Name:   David Pipkorn

                                        Title:  President


                                        SILHOUETTES, LLC

                                        By: /s/ Edward M. Lambert
                                        Name:   Edward M. Lambert

                                        Title:  President


                                        HANOVER COMPANY STORE, LLC

                                        By: /s/ Edward M. Lambert
                                        Name:   Edward M. Lambert

                                        Title:  President


                                        DOMESTICATIONS, LLC

                                        By: /s/ Edward M. Lambert
                                        Name:   Edward M. Lambert

                                        Title:  Vice President


                                        KEYSTONE INTERNET SERVICES, LLC


                                        By: /s/ Edward M. Lambert
                                        Name:   Edward M. Lambert

                                        Title:  Vice President


                                        THE COMPANY STORE GROUP, LLC

                                        By: /s/ Edward M. Lambert
                                        Name:   Edward M. Lambert

                                        Title:  Vice President


                   [SIGNATURES CONTINUE ON FOLLOWING PAGE]


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                  [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


By their signatures below, the
undersigned Guarantors acknowledge
and agree to be bound by the
applicable provisions of this
Amendment:


HANOVER DIRECT, INC.


By: /s/ Edward M. Lambert
Name:   Edward M. Lambert

Title:  Executive Vice President and
        Chief Financial Officer


HANOVER HOME FASHIONS GROUP, LLC


By: /s/ Edward M. Lambert
Name:   Edward M. Lambert

Title:  Vice President


CLEARANCE WORLD OUTLETS, LLC


By: /s/ Edward M. Lambert
Name:   Edward M. Lambert

Title:  President


SCANDIA DOWN, LLC


By: /s/ David Pipkorn
Name:   David Pipkorn

Title:  President


LA CROSSE FULFILLMENT, LLC


By: /s/ Edward M. Lambert
Name:   Edward M. Lambert

Title:  President


                   [SIGNATURES CONTINUE ON FOLLOWING PAGE]


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                  [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


D.M. ADVERTISING, LLC


By: /s/ Edward M. Lambert
Name:   Edward M. Lambert

Title:  President


AMERICAN DOWN & TEXTILE, LLC

By: /s/ David Pipkorn
Name:   David Pipkorn

Title:  President


HANOVER GIFTS, INC.

By: /s/ Doug Mitchell
Name:   Doug Mitchell

Title:  President


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